Jammin Java Corp Issues Statement on SEC Investigation

LOS ANGELES, September 09, 2011 ─ As reported in recent news articles, the United States Securities & Exchange Commission (“SEC”) has been conducting a non-public and confidential inquiry in order to determine whether Jammin Java Corp. (“Jammin”), and any party affiliated or unaffiliated with Jammin, has violated the federal securities laws by participating in an unlawful “pump and dump” scheme to artificially inflate Jammin’s stock price. Neither Jammin, nor anyone affiliated with the company, has participated in any “pump and dump” or other unlawful scheme designed to unlawfully inflate the company’s stock. Jammin expressly repudiates any such fraudulent conduct and strongly condemns any unlawful activity.

In May 2011, Jammin became aware that unauthorized internet stock promoters were promoting short term investments in the company’s stock in “stock reports” and on their websites.  As stated in Jammin’s May 6, 2011 Form 8-K, Jammin has no knowledge of, or affiliation with, these stock promoters.  As a result, neither Jammin, nor anyone affiliated with the company, authorized, paid for or approved any stock report, advertisement or promotion of the company’s stock.  Any information regarding Jammin that is authorized by the company and approved for public distribution will be issued by Jammin itself through periodic filings with the SEC and/or through an authorized press release.

In connection with its inquiry, the SEC has asked Jammin to provide certain information and documents.  Jammin has responded to the SEC’s requests and is otherwise fully cooperating with the SEC inquiry.  In addition, pursuant to its own internal investigation performed by its outside counsel, Jammin has not found any evidence indicating that anyone associated with Jammin has been involved in an illegal stock promotion scheme or any other fraudulent activity.

The Chairman of Jammin’s Board of Directors, Rohan Marley, states the following: “Jammin Java Corp. strongly condemns any activity that runs afoul of the securities laws and fair and honest dealing.  We have fully cooperated with the SEC investigation and hope to see any wrongdoers identified and prosecuted to the fullest extent of the law.  We care deeply about our shareholders and will defend them and the company against any activity that threatens our reputation and shareholder value.  We expect the hard-work of our team and the quality of our product to be the only catalyst in the growth of our stock price over time.”

About Jammin Java Corp

Jammin Java Corp is a US-based company providing premium roasted coffee to the grocery, retail, online, service, hospitality, office coffee service and big box store industry. The company is a fully reporting company quoted on the OTCBB under the symbol JAMN.  For more information, please visit the company's corporate website at www.jamminjavacorp.com. For PR contact and sales inquiries please contact info@marleycoffee.com or call the company at 323.556.0746.  Fax: 323.556.0820.

Forward-Looking Statement
This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Acts") .  In particular, the words "believe," "may," "could," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend," and similar conditional words and expressions are intended to identify forward-looking statements and are subject to the safe harbor created by these Acts.  Any statements made in this news release about an action, event or development, are forward-looking statements.  Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company.  These risks and others are included from time to time in documents we file with the Securities and Exchange Commission ("SEC"), including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks.  Other unknown or unpredictable factors also could have material adverse effects on our future results.  Accordingly, you should not place undue reliance on these forward-looking statements.  Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected.  The forward-looking statements in this press release are made as of the date hereof.  The Company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the Company.  The Company's SEC filings are available at http://www.sec.gov.

Investor Relations Contact:
Stuart T. Smith
512-267-2430
info@smallcapvoice.com

Corporate Contact:
Jammin Java Corp
info@marleycoffee.com
8200 Wilshire Blvd. Suite 200
Beverly Hills, CA 90211
323-556-0746